EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
December 31, 2024

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2023 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events, including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2024	2023	Change	2024	2023	Change
Underwriting results:
Gross premiums written	$4,756	$4,251	11.9%	$21,511	$18,403	16.9%
Net premiums written	3,819	3,261	17.1%	15,732	13,468	16.8%
Net premiums earned	4,143	3,344	23.9%	15,100	12,440	21.4%
Underwriting income (loss) (1)	625	715	(12.6)%	2,661	2,612	1.9%

Loss ratio	57.5%	49.0%	8.5	55.2%	50.2%	5.0
Acquisition expense ratio	17.6%	19.2%	(1.6)	17.6%	18.6%	(1.0)
Other operating expense ratio	9.9%	10.7%	(0.8)	9.7%	10.5%	(0.8)
Combined ratio	85.0%	78.9%	6.1	82.5%	79.3%	3.2

Net investment income	$405	$313	29.4%	$1,495	$1,023	46.1%
Per diluted share	$1.06	$0.82	29.3%	$3.92	$2.70	45.2%

Net income available to Arch common shareholders	$925	$2,324	(60.2)%	$4,272	$4,403	(3.0)%
Per diluted share	$2.42	$6.12	(60.5)%	$11.19	$11.62	(3.7)%

After-tax operating income available to Arch common shareholders (1)	$866	$945	(8.4)%	$3,542	$3,201	10.7%
Per diluted share	$2.26	$2.49	(9.2)%	$9.28	$8.45	9.8%

Comprehensive income (loss) available to Arch	$415	$3,111	(86.7)%	$4,268	$5,413	(21.2)%

Net cash provided by operating activities	$1,573	$1,665	(5.5)%	$6,673	$5,749	16.1%

Weighted average common shares and common share equivalents outstanding — diluted	382.8	379.8	0.8%	381.8	378.8	0.8%

Financial measures:
Change in book value per common share during period	(6.8)%	21.5%	(28.3)	13.1%	43.9%	(30.8)
Change in book value per common share during period, including dividends paid to Arch common shareholders	1.9%	21.5%	(19.6)	23.8%	43.9%	(20.1)

Annualized net income return on average common equity	17.9%	58.2%	(40.3)	22.8%	29.7%	(6.9)
Annualized operating return on average common equity (1)	16.7%	23.7%	(7.0)	18.9%	21.6%	(2.7)

Total return on investments (2)	(1.05)%	4.76%	-581 bps	5.08%	7.57%	-249 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Revenues
Net premiums earned	$4,143	$3,970	$3,565	$3,422	$3,344	$15,100	$12,440
Net investment income	405	399	364	327	313	1,495	1,023
Net realized gains (losses)	(161)	169	122	67	189	197	(165)
Other underwriting income	6	5	3	12	10	26	31
Equity in net income (loss) of investment funds accounted for using the equity method	143	171	167	99	102	580	278
Other income (loss)	12	8	8	14	17	42	27
Total revenues	4,548	4,722	4,229	3,941	3,975	17,440	13,634

Expenses
Losses and loss adjustment expenses	(2,384)	(2,403)	(1,827)	(1,728)	(1,637)	(8,342)	(6,246)
Acquisition expenses	(730)	(681)	(633)	(607)	(643)	(2,651)	(2,312)
Other operating expenses	(410)	(353)	(346)	(363)	(359)	(1,472)	(1,301)
Corporate expenses	(57)	(49)	(41)	(53)	(31)	(200)	(102)
Amortization of intangible assets	(99)	(88)	(27)	(21)	(24)	(235)	(95)
Interest expense	(37)	(35)	(35)	(34)	(34)	(141)	(133)
Net foreign exchange gains (losses)	106	(63)	1	31	(59)	75	(60)
Total expenses	(3,611)	(3,672)	(2,908)	(2,775)	(2,787)	(12,966)	(10,249)

Income (loss) before income taxes and income (loss) from operating affiliates	937	1,050	1,321	1,166	1,188	4,474	3,385
Income tax (expense) benefit	(66)	(98)	(97)	(101)	1,076	(362)	873
Income (loss) from operating affiliates	64	36	45	55	69	200	184
Net income (loss)	935	988	1,269	1,120	2,333	4,312	4,442
Net (income) loss attributable to noncontrolling interests	—	—	—	—	1	—	1
Net income (loss) attributable to Arch	935	988	1,269	1,120	2,334	4,312	4,443
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Net income (loss) available to Arch common shareholders	$925	$978	$1,259	$1,110	$2,324	$4,272	$4,403

Comprehensive income (loss) available to Arch	$415	$1,598	$1,280	$975	$3,111	$4,268	$5,413

Net income (loss) per common share and common share equivalent
Basic	$2.48	$2.62	$3.38	$2.99	$6.29	$11.47	$11.94
Diluted	$2.42	$2.56	$3.30	$2.92	$6.12	$11.19	$11.62

Weighted average common shares and common share equivalents outstanding
Basic	373.3	373.2	372.7	370.9	369.6	372.5	368.7
Diluted	382.8	382.3	381.6	380.5	379.8	381.8	378.8

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Assets
Investments:
Fixed maturities available for sale, at fair value	$27,035	$28,434	$25,202	$23,628	$23,553
Short-term investments available for sale, at fair value	2,784	3,341	2,297	2,142	2,063
Equity securities, at fair value	1,675	1,623	1,397	1,720	1,186
Other investments	3,066	3,261	3,206	2,886	2,488
Investments accounted for using the equity method	5,980	5,244	4,983	4,842	4,566
Total investments	40,540	41,903	37,085	35,218	33,856
Cash	979	1,025	1,020	993	917
Accrued investment income	298	292	287	236	236
Investment in operating affiliates	1,240	1,236	1,143	1,174	1,119
Premiums receivable	5,634	6,364	6,268	5,765	4,644
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	8,260	7,948	7,473	7,509	7,064
Contractholder receivables	2,161	2,078	2,016	1,907	1,814
Ceded unearned premiums	2,428	2,935	2,981	2,717	2,170
Deferred acquisition costs	1,734	1,744	1,635	1,625	1,531
Receivable for securities sold	50	790	116	166	63
Goodwill and intangible assets	1,351	1,486	725	778	731
Other assets	6,231	5,855	4,716	4,680	4,761
Total assets	$70,906	$73,656	$65,465	$62,768	$58,906

Liabilities
Reserve for losses and loss adjustment expenses	$29,369	$28,679	$24,466	$23,705	$22,752
Unearned premiums	10,218	11,238	10,452	9,971	8,808
Reinsurance balances payable	2,137	2,586	2,591	2,497	2,000
Contractholder payables	2,165	2,082	2,020	1,910	1,817
Collateral held for insured obligations	249	268	263	263	259
Senior notes	2,728	2,727	2,727	2,727	2,726
Payable for securities purchased	181	967	410	433	247
Other liabilities	3,039	2,835	1,871	1,905	1,942
Total liabilities	50,086	51,382	44,800	43,411	40,551

Redeemable noncontrolling interests	—	—	—	2	2

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,510	2,465	2,443	2,401	2,327
Retained earnings	22,686	23,642	22,664	21,405	20,295
Accumulated other comprehensive income (loss), net of deferred income tax	(720)	(200)	(810)	(821)	(676)
Common shares held in treasury, at cost	(4,487)	(4,464)	(4,463)	(4,461)	(4,424)
Total shareholders’ equity	20,820	22,274	20,665	19,355	18,353
Total liabilities, noncontrolling interests and shareholders’ equity	$70,906	$73,656	$65,465	$62,768	$58,906

Common shares and common share equivalents outstanding, net of treasury shares	376.4	376.2	376.0	375.3	373.3
Book value per common share (1)	$53.11	$57.00	$52.75	$49.36	$46.94
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,465	2,443	2,401	2,327	2,297	2,327	2,211
Amortization of share-based compensation	33	16	16	68	20	133	93
All other	12	6	26	6	10	50	23
Balance at end of period	2,510	2,465	2,443	2,401	2,327	2,510	2,327

Retained earnings
Balance at beginning of period	23,642	22,664	21,405	20,295	17,971	20,295	15,892
Net income	935	988	1,269	1,120	2,333	4,312	4,442
Amounts attributable to noncontrolling interests	—	—	—	—	1	—	1
Common share dividends	(1,881)	—	—	—	—	(1,881)	—
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Balance at end of period	22,686	23,642	22,664	21,405	20,295	22,686	20,295

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(200)	(810)	(821)	(676)	(1,453)	(676)	(1,646)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(442)	585	27	(112)	721	58	947
Change in foreign currency translation adjustments	(78)	25	(16)	(33)	56	(102)	23
Balance at end of period	(720)	(200)	(810)	(821)	(676)	(720)	(676)

Common shares held in treasury, at cost
Balance at beginning of period	(4,464)	(4,463)	(4,461)	(4,424)	(4,407)	(4,424)	(4,378)
Shares repurchased for treasury	(23)	(1)	(2)	(37)	(17)	(63)	(46)
Balance at end of period	(4,487)	(4,464)	(4,463)	(4,461)	(4,424)	(4,487)	(4,424)

Total shareholders’ equity	$20,820	$22,274	$20,665	$19,355	$18,353	$20,820	$18,353

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Operating Activities
Net income (loss)	$935	$988	$1,269	$1,120	$2,333	$4,312	$4,442
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	176	(165)	(144)	(52)	(185)	(185)	182
Equity in net (income) or loss of investment funds accounted for using the equity method and other income or loss	(152)	(162)	(62)	(112)	(111)	(488)	(215)
Amortization of intangible assets	99	88	27	21	24	235	95
Share-based compensation	33	16	16	68	20	133	93
Changes in:
Reserve for losses and loss adjustment expenses, net	832	1,078	709	660	534	3,279	2,138
Unearned premiums, net	(324)	77	216	663	(83)	632	1,028
Premiums receivable	686	178	(523)	(1,159)	352	(818)	(981)
Deferred acquisition costs	(46)	(86)	2	(82)	(45)	(212)	(235)
Reinsurance balances payable	(410)	(27)	95	521	(237)	179	455
Deferred income tax assets, net	(96)	16	21	24	(1,201)	(35)	(1,161)
Other items, net	(160)	17	(108)	(108)	264	(359)	(92)
Net cash provided by operating activities	1,573	2,018	1,518	1,564	1,665	6,673	5,749
Investing Activities
Purchases of fixed maturity investments	(9,731)	(7,436)	(5,798)	(8,325)	(5,038)	(31,290)	(18,062)
Purchases of equity securities	(491)	(278)	(145)	(509)	(280)	(1,423)	(456)
Purchases of other investments	(1,587)	(529)	(875)	(494)	(1,059)	(3,485)	(2,171)
Proceeds from sales of fixed maturity investments	9,798	5,227	3,691	7,529	4,450	26,245	14,105
Proceeds from sales of equity securities	428	126	482	65	72	1,101	288
Proceeds from sales, redemptions and maturities of other investments	834	405	503	116	423	1,858	768
Proceeds from redemptions and maturities of fixed maturity investments	766	392	515	363	192	2,036	781
Net settlements of derivative instruments	(132)	115	7	5	119	(5)	50
Net (purchases) sales of short-term investments	549	(793)	65	(90)	(373)	(269)	(696)
Acquisitions, net of cash	—	852	—	—	—	852	—
Purchases of fixed assets	(13)	(12)	(11)	(15)	(15)	(51)	(52)
Other	(1)	(32)	57	(54)	(23)	(30)	(23)
Net cash provided by (used for) investing activities	420	(1,963)	(1,509)	(1,409)	(1,532)	(4,461)	(5,468)
Financing Activities
Purchases of common shares under share repurchase program	(24)	—	—	—	—	(24)	—
Proceeds from common shares issued, net	9	6	24	(32)	(7)	7	(2)
Change in third party investment in redeemable noncontrolling interests	—	—	—	—	—	—	(22)
Common dividends paid	(1,866)	—	—	—	—	(1,866)	—
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(40)	(40)
Other	1	(3)	—	—	—	(2)	(5)
Net cash provided by (used for) financing activities	(1,890)	(7)	14	(42)	(17)	(1,925)	(69)
Effects of exchange rate changes on foreign currency cash and restricted cash	(55)	37	4	(11)	27	(25)	13
Increase (decrease) in cash and restricted cash	48	85	27	102	143	262	225
Cash and restricted cash, beginning of period	1,712	1,627	1,600	1,498	1,355	1,498	1,273
Cash and restricted cash, end of period	$1,760	$1,712	$1,627	$1,600	$1,498	$1,760	$1,498
Income taxes paid (received)	$157	$76	$151	$(6)	$140	$378	$267
Interest paid	$64	$—	$63	$—	$64	$127	$127

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items (which for the 2023 fourth quarter reflects the establishment of a net deferred tax asset related to the enactment of Bermuda’s new corporate income tax), income or loss from operating affiliates and items related to the Company’s non cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	December 31, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,484	$1,941	$331	$4,756
Premiums ceded (1)	(530)	(353)	(54)	(937)
Net premiums written	1,954	1,588	277	3,819
Change in unearned premiums	(21)	316	29	324
Net premiums earned	1,933	1,904	306	4,143
Other underwriting income (loss)	—	4	2	6
Losses and loss adjustment expenses	(1,281)	(1,121)	18	(2,384)
Acquisition expenses	(345)	(382)	(3)	(730)
Other operating expenses	(277)	(77)	(56)	(410)
Underwriting income (loss)	$30	$328	$267	625

Net investment income				405
Net realized gains (losses)				(161)
Equity in net income (loss) of investment funds accounted for using the equity method				143
Other income (loss)				12
Corporate expenses (2)				(31)
Transaction costs and other (2)				(26)
Amortization of intangible assets				(99)
Interest expense				(37)
Net foreign exchange gains (losses)				106
Income (loss) before income taxes and income (loss) from operating affiliates				937
Income tax (expense) benefit				(66)
Income (loss) from operating affiliates				64
Net income (loss) available to Arch				935
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$925

Underwriting Ratios
Loss ratio	66.3%	58.9%	(5.9)%	57.5%
Acquisition expense ratio	17.9%	20.0%	1.0%	17.6%
Other operating expense ratio	14.3%	4.1%	18.3%	9.9%
Combined ratio	98.5%	83.0%	13.4%	85.0%

Net premiums written to gross premiums written	78.7%	81.8%	83.7%	80.3%

Total investable assets				$41,388
Total assets				70,906
Total liabilities				50,086

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	December 31, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$1,934	$1,971	$350	$4,251
Premiums ceded (1)	(485)	(414)	(95)	(990)
Net premiums written	1,449	1,557	255	3,261
Change in unearned premiums	—	63	20	83
Net premiums earned	1,449	1,620	275	3,344
Other underwriting income (loss)	—	8	2	10
Losses and loss adjustment expenses	(846)	(848)	57	(1,637)
Acquisition expenses	(277)	(365)	(1)	(643)
Other operating expenses	(227)	(85)	(47)	(359)
Underwriting income (loss)	$99	$330	$286	715

Net investment income				313
Net realized gains (losses)				189
Equity in net income (loss) of investment funds accounted for using the equity method				102
Other income (loss)				17
Corporate expenses (2)				(27)
Transaction costs and other (2)				(4)
Amortization of intangible assets				(24)
Interest expense				(34)
Net foreign exchange gains (losses)				(59)
Income (loss) before income taxes and income (loss) from operating affiliates				1,188
Income tax (expense) benefit				1,076
Income (loss) from operating affiliates				69
Net income (loss)				2,333
Net (income) loss attributable to noncontrolling interests				1
Net income (loss) available to Arch				2,334
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$2,324

Underwriting Ratios
Loss ratio	58.4%	52.3%	(20.6)%	49.0%
Acquisition expense ratio	19.1%	22.5%	0.2%	19.2%
Other operating expense ratio	15.6%	5.2%	17.1%	10.7%
Combined ratio	93.1%	80.0%	(3.3)%	78.9%

Net premiums written to gross premiums written	74.9%	79.0%	72.9%	76.7%

Total investable assets				$34,589
Total assets				58,906
Total liabilities				40,551
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Year Ended
	December 31, 2024
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$9,053	$11,112	$1,351	$21,511
Premiums ceded (1)	(2,179)	(3,366)	(239)	(5,779)
Net premiums written	6,874	7,746	1,112	15,732
Change in unearned premiums	(247)	(504)	119	(632)
Net premiums earned	6,627	7,242	1,231	15,100
Other underwriting income (loss)	—	9	17	26
Losses and loss adjustment expenses	(4,070)	(4,327)	55	(8,342)
Acquisition expenses	(1,217)	(1,432)	(2)	(2,651)
Other operating expenses	(995)	(270)	(207)	(1,472)
Underwriting income (loss)	$345	$1,222	$1,094	2,661

Net investment income				1,495
Net realized gains (losses)				197
Equity in net income (loss) of investment funds accounted for using the equity method				580
Other income (loss)				42
Corporate expenses (2)				(119)
Transaction costs and other (2)				(81)
Amortization of intangible assets				(235)
Interest expense				(141)
Net foreign exchange gains (losses)				75
Income (loss) before income taxes and income (loss) from operating affiliates				4,474
Income tax (expense) benefit				(362)
Income (loss) from operating affiliates				200
Net income (loss) available to Arch				4,312
Preferred dividends				(40)
Net income (loss) available to Arch common shareholders				$4,272

Underwriting Ratios
Loss ratio	61.4%	59.7%	(4.4)%	55.2%
Acquisition expense ratio	18.4%	19.8%	0.2%	17.6%
Other operating expense ratio	15.0%	3.7%	16.8%	9.7%
Combined ratio	94.8%	83.2%	12.6%	82.5%

Net premiums written to gross premiums written	75.9%	69.7%	82.3%	73.1%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Year Ended
	December 31, 2023
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$7,911	$9,113	$1,387	$18,403
Premiums ceded (1)	(2,049)	(2,559)	(335)	(4,935)
Net premiums written	5,862	6,554	1,052	13,468
Change in unearned premiums	(416)	(718)	106	(1,028)
Net premiums earned	5,446	5,836	1,158	12,440
Other underwriting income (loss)	—	17	14	31
Losses and loss adjustment expenses	(3,122)	(3,227)	103	(6,246)
Acquisition expenses	(1,055)	(1,240)	(17)	(2,312)
Other operating expenses	(819)	(288)	(194)	(1,301)
Underwriting income (loss)	$450	$1,098	$1,064	2,612

Net investment income				1,023
Net realized gains (losses)				(165)
Equity in net income (loss) of investment funds accounted for using the equity method				278
Other income (loss)				27
Corporate expenses (2)				(96)
Transaction costs and other (2)				(6)
Amortization of intangible assets				(95)
Interest expense				(133)
Net foreign exchange gains (losses)				(60)
Income (loss) before income taxes and income (loss) from operating affiliates				3,385
Income tax (expense) benefit				873
Income (loss) from operating affiliates				184
Net income (loss)				4,442
Net (income) loss attributable to noncontrolling interests				1
Net income (loss) available to Arch				4,443
Preferred dividends				(40)
Net income (loss) available to Arch common shareholders				$4,403

Underwriting Ratios
Loss ratio	57.3%	55.3%	(8.9)%	50.2%
Acquisition expense ratio	19.4%	21.2%	1.4%	18.6%
Other operating expense ratio	15.0%	4.9%	16.8%	10.5%
Combined ratio	91.7%	81.4%	9.3%	79.3%

Net premiums written to gross premiums written	74.1%	71.9%	75.8%	73.2%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Gross premiums written	$2,484	$2,341	$2,102	$2,126	$1,934	$9,053	$7,911
Premiums ceded	(530)	(521)	(544)	(584)	(485)	(2,179)	(2,049)
Net premiums written	1,954	1,820	1,558	1,542	1,449	6,874	5,862
Change in unearned premiums	(21)	(55)	(80)	(91)	—	(247)	(416)
Net premiums earned	1,933	1,765	1,478	1,451	1,449	6,627	5,446
Losses and loss adjustment expenses	(1,281)	(1,087)	(848)	(854)	(846)	(4,070)	(3,122)
Acquisition expenses	(345)	(308)	(288)	(276)	(277)	(1,217)	(1,055)
Other operating expenses	(277)	(250)	(233)	(235)	(227)	(995)	(819)
Underwriting income (loss)	$30	$120	$109	$86	$99	$345	$450

Underwriting Ratios
Loss ratio	66.3%	61.6%	57.3%	58.9%	58.4%	61.4%	57.3%
Acquisition expense ratio	17.9%	17.4%	19.5%	19.0%	19.1%	18.4%	19.4%
Other operating expense ratio	14.3%	14.1%	15.8%	16.2%	15.6%	15.0%	15.0%
Combined ratio	98.5%	93.1%	92.6%	94.1%	93.1%	94.8%	91.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	8.3%	4.9%	2.0%	1.9%	3.8%	4.6%	2.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(0.7)%	(0.2)%	(0.5)%	(0.5)%	(0.3)%	(0.6)%
Combined ratio excluding catastrophic activity and prior year development (1)	90.3%	88.9%	90.8%	92.7%	89.8%	90.5%	89.6%

Net premiums written to gross premiums written	78.7%	77.7%	74.1%	72.5%	74.9%	75.9%	74.1%

(1)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2024		2024		2024		2024		2023		2024		2023
Net Premiums Written by Line of Business
North America
Property and short-tail specialty	$364	18.6%	$296	16.3%	$276	17.7%	$284	18.4%	$227	15.7%	$1,220	17.7%	$1,058	18.0%
Other liability - occurrence	342	17.5%	253	13.9%	224	14.4%	183	11.9%	189	13.0%	1,002	14.6%	676	11.5%
Other liability - claims made	215	11.0%	228	12.5%	215	13.8%	200	13.0%	228	15.7%	858	12.5%	851	14.5%
Commercial multi-peril	195	10.0%	163	9.0%	62	4.0%	41	2.7%	49	3.4%	461	6.7%	199	3.4%
Workers compensation	153	7.8%	147	8.1%	112	7.2%	143	9.3%	139	9.6%	555	8.1%	525	9.0%
Commercial automobile	116	5.9%	134	7.4%	123	7.9%	112	7.3%	95	6.6%	485	7.1%	391	6.7%
Other	63	3.2%	81	4.5%	75	4.8%	69	4.5%	69	4.8%	288	4.2%	295	5.0%
Total North America	$1,448	74.1%	$1,302	71.5%	$1,087	69.8%	$1,032	66.9%	$996	68.7%	$4,869	70.8%	$3,995	68.2%

International
Property and short-tail specialty	$260	13.3%	$277	15.2%	$260	16.7%	$268	17.4%	$245	16.9%	$1,065	15.5%	$1,042	17.8%
Casualty and other	246	12.6%	241	13.2%	211	13.5%	242	15.7%	208	14.4%	940	13.7%	825	14.1%
Total International	$506	25.9%	$518	28.5%	$471	30.2%	$510	33.1%	$453	31.3%	$2,005	29.2%	$1,867	31.8%
Total	$1,954	100.0%	$1,820	100.0%	$1,558	100.0%	$1,542	100.0%	$1,449	100.0%	$6,874	100.0%	$5,862	100.0%

Net Premiums Earned by Line of Business
North America
Property and short-tail specialty	$332	17.2%	$306	17.3%	$264	17.9%	$263	18.1%	$255	17.6%	$1,165	17.6%	$976	17.9%
Other liability - occurrence	327	16.9%	265	15.0%	175	11.8%	175	12.1%	171	11.8%	942	14.2%	618	11.3%
Other liability - claims made	210	10.9%	213	12.1%	208	14.1%	212	14.6%	221	15.3%	843	12.7%	866	15.9%
Commercial multi-peril	189	9.8%	146	8.3%	57	3.9%	43	3.0%	49	3.4%	435	6.6%	193	3.5%
Workers compensation	155	8.0%	135	7.6%	132	8.9%	127	8.8%	132	9.1%	549	8.3%	495	9.1%
Commercial automobile	130	6.7%	122	6.9%	106	7.2%	101	7.0%	96	6.6%	459	6.9%	343	6.3%
Other	74	3.8%	79	4.5%	75	5.1%	81	5.6%	76	5.2%	309	4.7%	290	5.3%
Total North America	$1,417	73.3%	$1,266	71.7%	$1,017	68.8%	$1,002	69.1%	$1,000	69.0%	$4,702	71.0%	$3,781	69.4%

International
Property and short-tail specialty	$288	14.9%	$276	15.6%	$248	16.8%	$238	16.4%	$245	16.9%	$1,050	15.8%	$885	16.3%
Casualty and other	228	11.8%	223	12.6%	213	14.4%	211	14.5%	204	14.1%	875	13.2%	780	14.3%
Total International	$516	26.7%	$499	28.3%	$461	31.2%	$449	30.9%	$449	31.0%	$1,925	29.0%	$1,665	30.6%
Total	$1,933	100.0%	$1,765	100.0%	$1,478	100.0%	$1,451	100.0%	$1,449	100.0%	$6,627	100.0%	$5,446	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Gross premiums written	$1,941	$2,763	$2,941	$3,467	$1,971	$11,112	$9,113
Premiums ceded	(353)	(818)	(994)	(1,201)	(414)	(3,366)	(2,559)
Net premiums written	1,588	1,945	1,947	2,266	1,557	7,746	6,554
Change in unearned premiums	316	(53)	(167)	(600)	63	(504)	(718)
Net premiums earned	1,904	1,892	1,780	1,666	1,620	7,242	5,836
Other underwriting income (loss)	4	2	1	2	8	9	17
Losses and loss adjustment expenses	(1,121)	(1,317)	(1,006)	(883)	(848)	(4,327)	(3,227)
Acquisition expenses	(382)	(374)	(345)	(331)	(365)	(1,432)	(1,240)
Other operating expenses	(77)	(54)	(64)	(75)	(85)	(270)	(288)
Underwriting income (loss)	$328	$149	$366	$379	$330	$1,222	$1,098

Underwriting Ratios
Loss ratio	58.9%	69.6%	56.5%	53.0%	52.3%	59.7%	55.3%
Acquisition expense ratio	20.0%	19.8%	19.4%	19.9%	22.5%	19.8%	21.2%
Other operating expense ratio	4.1%	2.9%	3.6%	4.5%	5.2%	3.7%	4.9%
Combined ratio	83.0%	92.3%	79.5%	77.4%	80.0%	83.2%	81.4%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	12.2%	19.3%	9.4%	1.8%	5.1%	11.0%	6.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(4.0)%	(1.9)%	(1.8)%	(2.5)%	(1.3)%	(2.6)%	(2.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	74.8%	74.9%	71.9%	78.1%	76.2%	74.8%	77.4%

Net premiums written to gross premiums written	81.8%	70.4%	66.2%	65.4%	79.0%	69.7%	71.9%

(1)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2024		2024		2024		2024		2023		2024		2023
Net Premiums Written by Line of Business
Other specialty	$701	44.1%	$769	39.5%	$539	27.7%	$840	37.1%	$787	50.5%	$2,849	36.8%	$2,412	36.8%
Property excluding property catastrophe	441	27.8%	671	34.5%	585	30.0%	567	25.0%	414	26.6%	2,264	29.2%	1,910	29.1%
Casualty	279	17.6%	339	17.4%	261	13.4%	343	15.1%	215	13.8%	1,222	15.8%	1,002	15.3%
Property catastrophe	84	5.3%	52	2.7%	472	24.2%	350	15.4%	63	4.0%	958	12.4%	865	13.2%
Marine and aviation	43	2.7%	69	3.5%	59	3.0%	129	5.7%	42	2.7%	300	3.9%	250	3.8%
Other	40	2.5%	45	2.3%	31	1.6%	37	1.6%	36	2.3%	153	2.0%	115	1.8%
Total	$1,588	100.0%	$1,945	100.0%	$1,947	100.0%	$2,266	100.0%	$1,557	100.0%	$7,746	100.0%	$6,554	100.0%

Net Premiums Earned by Line of Business
Other specialty	$685	36.0%	$688	36.4%	$659	37.0%	$587	35.2%	$598	36.9%	$2,619	36.2%	$2,097	35.9%
Property excluding property catastrophe	602	31.6%	540	28.5%	520	29.2%	486	29.2%	484	29.9%	2,148	29.7%	1,645	28.2%
Casualty	290	15.2%	282	14.9%	269	15.1%	247	14.8%	230	14.2%	1,088	15.0%	1,005	17.2%
Property catastrophe	223	11.7%	256	13.5%	246	13.8%	234	14.0%	215	13.3%	959	13.2%	742	12.7%
Marine and aviation	62	3.3%	80	4.2%	60	3.4%	74	4.4%	56	3.5%	276	3.8%	229	3.9%
Other	42	2.2%	46	2.4%	26	1.5%	38	2.3%	37	2.3%	152	2.1%	118	2.0%
Total	$1,904	100.0%	$1,892	100.0%	$1,780	100.0%	$1,666	100.0%	$1,620	100.0%	$7,242	100.0%	$5,836	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$672	42.3%	$671	34.5%	$1,043	53.6%	$1,039	45.9%	$723	46.4%	$3,425	44.2%	$3,288	50.2%
United States	478	30.1%	744	38.3%	429	22.0%	484	21.4%	466	29.9%	2,135	27.6%	1,756	26.8%
Europe and other	438	27.6%	530	27.2%	475	24.4%	743	32.8%	368	23.6%	2,186	28.2%	1,510	23.0%
Total	$1,588	100.0%	$1,945	100.0%	$1,947	100.0%	$2,266	100.0%	$1,557	100.0%	$7,746	100.0%	$6,554	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Gross premiums written	$331	$339	$340	$341	$350	$1,351	$1,387
Premiums ceded	(54)	(57)	(64)	(64)	(95)	(239)	(335)
Net premiums written	277	282	276	277	255	1,112	1,052
Change in unearned premiums	29	31	31	28	20	119	106
Net premiums earned	306	313	307	305	275	1,231	1,158
Other underwriting income	2	3	2	10	2	17	14
Losses and loss adjustment expenses	18	1	27	9	57	55	103
Acquisition expenses	(3)	1	—	—	(1)	(2)	(17)
Other operating expenses	(56)	(49)	(49)	(53)	(47)	(207)	(194)
Underwriting income	$267	$269	$287	$271	$286	$1,094	$1,064

Underwriting Ratios
Loss ratio	(5.9)%	(0.4)%	(8.6)%	(3.0)%	(20.6)%	(4.4)%	(8.9)%
Acquisition expense ratio	1.0%	(0.4)%	0.1%	—%	0.2%	0.2%	1.4%
Other operating expense ratio	18.3%	15.6%	15.9%	17.5%	17.1%	16.8%	16.8%
Combined ratio	13.4%	14.8%	7.4%	14.5%	(3.3)%	12.6%	9.3%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(22.3)%	(22.8)%	(29.0)%	(25.7)%	(39.0)%	(24.9)%	(31.3)%
Combined ratio excluding prior year development (1)	35.7%	37.6%	36.4%	40.2%	35.7%	37.5%	40.6%

Net premiums written to gross premiums written	83.7%	83.2%	81.2%	81.2%	72.9%	82.3%	75.8%

(1)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2024		2024		2024		2024		2023		2024		2023
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$208	75.1%	$209	74.1%	$201	72.8%	$202	72.9%	$175	68.6%	$820	73.7%	$737	70.1%
U.S. credit risk transfer (CRT) and other	51	18.4%	54	19.1%	51	18.5%	56	20.2%	56	22.0%	212	19.1%	220	20.9%
International mortgage insurance/reinsurance	18	6.5%	19	6.7%	24	8.7%	19	6.9%	24	9.4%	80	7.2%	95	9.0%
Total	$277	100.0%	$282	100.0%	$276	100.0%	$277	100.0%	$255	100.0%	$1,112	100.0%	$1,052	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$215	70.3%	$215	68.7%	$209	68.1%	$206	67.5%	$177	64.4%	$845	68.6%	$759	65.5%
U.S. credit risk transfer (CRT) and other	51	16.7%	55	17.6%	51	16.6%	56	18.4%	55	20.0%	213	17.3%	220	19.0%
International mortgage insurance/reinsurance	40	13.1%	43	13.7%	47	15.3%	43	14.1%	43	15.6%	173	14.1%	179	15.5%
Total	$306	100.0%	$313	100.0%	$307	100.0%	$305	100.0%	$275	100.0%	$1,231	100.0%	$1,158	100.0%

Net Premiums Written by Underwriting Location
United States	$208	75.1%	$210	74.5%	$202	73.2%	$203	73.3%	$176	69.0%	$823	74.0%	$743	70.6%
Other	69	24.9%	72	25.5%	74	26.8%	74	26.7%	79	31.0%	289	26.0%	309	29.4%
Total	$277	100.0%	$282	100.0%	$276	100.0%	$277	100.0%	$255	100.0%	$1,112	100.0%	$1,052	100.0%

(U.S. Dollars in millions)
	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$290,435	58.0%	$292,313	57.2%	$292,512	57.0%	$288,385	56.9%	$290,764	57.1%
U.S. credit risk transfer (CRT) and other	145,892	29.1%	148,417	29.0%	151,437	29.5%	148,623	29.3%	149,098	29.3%
International mortgage insurance/reinsurance	64,822	12.9%	70,380	13.8%	68,986	13.4%	69,811	13.8%	69,473	13.6%
Total	$501,149	100.0%	$511,110	100.0%	$512,935	100.0%	$506,819	100.0%	$509,335	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$76,034	85.3%	$76,448	84.6%	$76,351	84.6%	$75,194	84.7%	$75,527	84.6%
U.S. credit risk transfer and other	5,876	6.6%	6,011	6.7%	6,206	6.9%	6,112	6.9%	6,156	6.9%
International mortgage insurance/reinsurance	7,215	8.1%	7,887	8.7%	7,666	8.5%	7,430	8.4%	7,562	8.5%
Total	$89,125	100.0%	$90,346	100.0%	$90,223	100.0%	$88,736	100.0%	$89,245	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
Total RIF by credit quality (FICO score):
>=740	$47,360	62.3%	$47,414	62.0%	$47,190	61.8%	$46,693	62.1%	$46,796	62.0%
680-739	24,688	32.5%	24,974	32.7%	25,053	32.8%	24,827	33.0%	24,990	33.1%
620-679	3,638	4.8%	3,701	4.8%	3,735	4.9%	3,439	4.6%	3,497	4.6%
<620	348	0.5%	359	0.5%	373	0.5%	235	0.3%	244	0.3%
Total	$76,034	100.0%	$76,448	100.0%	$76,351	100.0%	$75,194	100.0%	$75,527	100.0%
Weighted average FICO score	748		748		747		748		748
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,420	9.8%	$7,415	9.7%	$7,384	9.7%	$7,005	9.3%	$7,067	9.4%
90.01% to 95.00%	45,311	59.6%	45,509	59.5%	45,331	59.4%	44,742	59.5%	44,669	59.1%
85.01% to 90.00%	20,637	27.1%	20,746	27.1%	20,668	27.1%	20,352	27.1%	20,490	27.1%
85.00% and below	2,666	3.5%	2,778	3.6%	2,968	3.9%	3,095	4.1%	3,301	4.4%
Total	$76,034	100.0%	$76,448	100.0%	$76,351	100.0%	$75,194	100.0%	$75,527	100.0%
Weighted average LTV	93.2%		93.1%		93.1%		93.1%		93.0%
Total RIF by State:
California	$5,989	7.9%	$6,052	7.9%	$6,110	8.0%	$6,105	8.1%	$6,162	8.2%
Texas	5,613	7.4%	5,699	7.5%	5,803	7.6%	5,859	7.8%	5,972	7.9%
North Carolina	3,355	4.4%	3,353	4.4%	3,320	4.3%	3,245	4.3%	3,248	4.3%
Georgia	3,143	4.1%	3,145	4.1%	3,099	4.1%	3,043	4.0%	3,081	4.1%
Minnesota	3,108	4.1%	3,111	4.1%	3,110	4.1%	3,056	4.1%	3,069	4.1%
Illinois	3,056	4.0%	3,085	4.0%	3,086	4.0%	2,979	4.0%	2,986	4.0%
Massachusetts	2,885	3.8%	2,896	3.8%	2,891	3.8%	2,852	3.8%	2,858	3.8%
Michigan	2,855	3.8%	2,876	3.8%	2,852	3.7%	2,796	3.7%	2,773	3.7%
Florida	2,824	3.7%	2,880	3.8%	2,943	3.9%	2,929	3.9%	3,007	4.0%
Ohio	2,716	3.6%	2,717	3.6%	2,668	3.5%	2,583	3.4%	2,553	3.4%
Other	40,490	53.3%	40,634	53.2%	40,469	53.0%	39,747	52.9%	39,818	52.7%
Total	$76,034	100.0%	$76,448	100.0%	$76,351	100.0%	$75,194	100.0%	$75,527	100.0%
Weighted average coverage (end of period RIF divided by IIF)	26.2%		26.2%		26.1%		26.1%		26.0%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$60,085		$60,421		$58,920		$57,882		$58,146
Analysts’ persistency (2)	82.1%		82.9%		83.3%		83.6%		83.6%
Risk-to-capital ratio -- Arch MI U.S. (3)	7.8:1		7.3:1		7.4:1		7.0:1		7.3:1
PMIER sufficiency ratio -- Arch MI U.S. (4)	186%		205%		196%		223%		213%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for December 31, 2024).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update will become effective March 31, 2025; but the impact will be phased in through September 30, 2026. If the GSEs had fully implemented this update to PMIERs as of December 31, 2024, the changes would have reduced available assets by 17% and resulted in a pro-forma PMIERs Sufficiency Ratio of 154% compared with a reported PMIERs Sufficiency Ratio of 186%.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	December 31, 2024		September 30, 2024		June 30, 2024		March 31, 2024		December 31, 2023
Total new insurance written (NIW) (1)	$11,818		$13,526		$13,799		$9,336		$9,351

Total NIW by credit quality (FICO score):
>=740	$8,495	71.9%	$9,438	69.8%	$9,726	70.5%	$6,364	68.2%	$6,058	64.8%
680-739	2,920	24.7%	3,584	26.5%	3,641	26.4%	2,660	28.5%	2,990	32.0%
620-679	401	3.4%	502	3.7%	430	3.1%	311	3.3%	301	3.2%
<620	2	0.0%	2	0.0%	2	0.0%	1	0.0%	2	0.0%
Total	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%	$9,336	100.0%	$9,351	100.0%

Total NIW by LTV:
95.01% and above	$919	7.8%	$1,089	8.1%	$1,014	7.3%	$542	5.8%	$548	5.9%
90.01% to 95.00%	5,743	48.6%	6,620	48.9%	7,234	52.4%	5,240	56.1%	5,095	54.5%
85.01% to 90.00%	3,771	31.9%	4,293	31.7%	4,047	29.3%	2,624	28.1%	2,746	29.4%
85.00% and below	1,385	11.7%	1,524	11.3%	1,504	10.9%	930	10.0%	962	10.3%
Total	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%	$9,336	100.0%	$9,351	100.0%

Total NIW monthly vs. single:
Monthly	$11,328	95.9%	$12,581	93.0%	$12,764	92.5%	$8,916	95.5%	$8,827	94.4%
Single	490	4.1%	945	7.0%	1,035	7.5%	420	4.5%	524	5.6%
Total	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%	$9,336	100.0%	$9,351	100.0%

Total NIW purchase vs. refinance:
Purchase	$11,020	93.2%	$13,177	97.4%	$13,588	98.5%	$9,167	98.2%	$9,224	98.6%
Refinance	798	6.8%	349	2.6%	211	1.5%	169	1.8%	127	1.4%
Total	$11,818	100.0%	$13,526	100.0%	$13,799	100.0%	$9,336	100.0%	$9,351	100.0%

Ending number of policies in force (PIF) (2)	1,100,653		1,114,251		1,123,698		1,104,746		1,117,480

Rollforward of insured loans in default:
Beginning delinquent number of loans	21,878		20,422		18,269		19,457		18,644
Plus: new notices	12,738		12,613		10,063		10,371		10,854
Less: cures	(11,264)		(10,819)		(10,170)		(11,253)		(9,801)
Less: paid claims	(370)		(338)		(265)		(306)		(240)
Plus: acquired delinquent loans	—		—		2,525		—		—
Ending delinquent number of loans (2)	22,982		21,878		20,422		18,269		19,457

Ending percentage of loans in default (2)	2.09%		1.96%		1.82%		1.65%		1.74%

Losses:
Number of claims paid	370		338		265		306		240
Total paid claims (in thousands)	$12,679		$12,874		$7,557		$10,785		$7,401
Average paid per claim (in thousands)	$34.3		$38.1		$28.5		$35.2		$30.8
Severity (3)	77.7%		71.9%		56.6%		78.6%		77.8%

Average case reserve per default (in thousands)	$15.3		$15.9		$17.1		$18.2		$17.7
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	December 31, 2024						December 31, 2023
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2014 and prior	35.0%	$14,998	5.2%	$3,817	5.0%	6.49%	31.0%	$13,301	4.6%	$3,387	4.5%	6.01%
2015	1.2%	3,331	1.1%	853	1.1%	2.19%	2.0%	4,691	1.6%	1,244	1.6%	1.98%
2016	3.4%	5,240	1.8%	1,371	1.8%	3.23%	4.8%	7,525	2.6%	2,025	2.7%	2.50%
2017	4.7%	5,554	1.9%	1,489	2.0%	3.52%	7.0%	7,600	2.6%	2,023	2.7%	3.13%
2018	7.0%	7,081	2.4%	1,843	2.4%	4.31%	9.0%	8,512	2.9%	2,207	2.9%	4.04%
2019	7.6%	12,919	4.4%	3,386	4.5%	2.85%	9.1%	15,767	5.4%	4,074	5.4%	2.40%
2020	10.9%	39,426	13.6%	10,718	14.1%	1.52%	12.1%	51,349	17.7%	13,357	17.7%	1.17%
2021	14.2%	62,382	21.5%	16,620	21.9%	1.52%	14.8%	76,667	26.4%	19,812	26.2%	1.12%
2022	10.8%	57,175	19.7%	15,113	19.9%	1.51%	8.8%	63,899	22.0%	16,755	22.2%	0.89%
2023	4.4%	36,827	12.7%	9,479	12.5%	1.12%	1.3%	41,453	14.3%	10,643	14.1%	0.26%
2024	0.9%	45,502	15.7%	11,345	14.9%	0.30%
Total	100.0%	$290,435	100.0%	$76,034	100.0%	2.09%	100.0%	$290,764	100.0%	$75,527	100.0%	1.74%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $332.6 million at December 31, 2024, compared to $323.6 million at December 31, 2023.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Gross premiums written	$4,756	$5,440	$5,382	$5,933	$4,251	$21,511	$18,403
Premiums ceded	(937)	(1,393)	(1,601)	(1,848)	(990)	(5,779)	(4,935)
Net premiums written	3,819	4,047	3,781	4,085	3,261	15,732	13,468
Change in unearned premiums	324	(77)	(216)	(663)	83	(632)	(1,028)
Net premiums earned	4,143	3,970	3,565	3,422	3,344	15,100	12,440
Other underwriting income (loss)	6	5	3	12	10	26	31
Losses and loss adjustment expenses	(2,384)	(2,403)	(1,827)	(1,728)	(1,637)	(8,342)	(6,246)
Acquisition expenses	(730)	(681)	(633)	(607)	(643)	(2,651)	(2,312)
Other operating expenses	(410)	(353)	(346)	(363)	(359)	(1,472)	(1,301)
Underwriting income (loss) (1)	$625	$538	$762	$736	$715	$2,661	$2,612

Underwriting Ratios
Loss ratio	57.5%	60.5%	51.2%	50.5%	49.0%	55.2%	50.2%
Acquisition expense ratio	17.6%	17.2%	17.8%	17.7%	19.2%	17.6%	18.6%
Other operating expense ratio	9.9%	8.9%	9.7%	10.6%	10.7%	9.7%	10.5%
Combined ratio	85.0%	86.6%	78.7%	78.8%	78.9%	82.5%	79.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	9.5%	11.3%	5.5%	1.7%	4.1%	7.3%	4.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(3.5)%	(3.0)%	(3.5)%	(3.7)%	(4.1)%	(3.4)%	(4.2)%
Combined ratio excluding catastrophic activity and prior year development (1)	79.0%	78.3%	76.7%	80.8%	78.9%	78.6%	79.4%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,554	$1,329	$1,120	$1,070	$1,096	$5,073	$4,093
Change in unpaid losses and loss adjustment expenses	830	1,074	707	658	541	3,269	2,153
Total losses and loss adjustment expenses	$2,384	$2,403	$1,827	$1,728	$1,637	$8,342	$6,246

Net premiums written to gross premiums written	80.3%	74.4%	70.3%	68.9%	76.7%	73.1%	73.2%

(1)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(2)	$(12)	$(4)	$(7)	$(7)	$(25)	$(32)
Reinsurance	(76)	(36)	(31)	(41)	(21)	(184)	(135)
Mortgage	(68)	(71)	(89)	(78)	(107)	(306)	(362)
Total	$(146)	$(119)	$(124)	$(126)	$(135)	$(515)	$(529)
Impact on losses and loss adjustment expenses:
Insurance	$(6)	$(16)	$(5)	$(10)	$(8)	$(37)	$(42)
Reinsurance	(73)	(41)	(34)	(40)	(26)	(188)	(152)
Mortgage	(62)	(64)	(82)	(74)	(101)	(282)	(344)
Total	$(141)	$(121)	$(121)	$(124)	$(135)	$(507)	$(538)
Impact on acquisition expenses:
Insurance	$4	$4	$1	$3	$1	$12	$10
Reinsurance	(3)	5	3	(1)	5	4	17
Mortgage	(6)	(7)	(7)	(4)	(6)	(24)	(18)
Total	$(5)	$2	$(3)	$(2)	$—	$(8)	$9
Impact on combined ratio:
Insurance	(0.1)%	(0.7)%	(0.2)%	(0.5)%	(0.5)%	(0.3)%	(0.6)%
Reinsurance	(4.0)%	(1.9)%	(1.8)%	(2.5)%	(1.3)%	(2.6)%	(2.3)%
Mortgage	(22.3)%	(22.8)%	(29.0)%	(25.7)%	(39.0)%	(24.9)%	(31.3)%
Total	(3.5)%	(3.0)%	(3.5)%	(3.7)%	(4.1)%	(3.4)%	(4.2)%
Impact on loss ratio:
Insurance	(0.3)%	(0.9)%	(0.3)%	(0.7)%	(0.6)%	(0.5)%	(0.8)%
Reinsurance	(3.8)%	(2.2)%	(1.9)%	(2.4)%	(1.6)%	(2.6)%	(2.6)%
Mortgage	(20.2)%	(20.5)%	(26.9)%	(24.4)%	(36.6)%	(23.0)%	(29.7)%
Total	(3.4)%	(3.1)%	(3.4)%	(3.6)%	(4.0)%	(3.4)%	(4.3)%
Impact on acquisition expense ratio:
Insurance	0.2%	0.2%	0.1%	0.2%	0.1%	0.2%	0.2%
Reinsurance	(0.2)%	0.3%	0.1%	(0.1)%	0.3%	0.0%	0.3%
Mortgage	(2.1)%	(2.3)%	(2.1)%	(1.3)%	(2.4)%	(1.9)%	(1.6)%
Total	(0.1)%	0.1%	(0.1)%	(0.1)%	(0.1)%	0.0%	0.1%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$161	$86	$30	$27	$55	$304	$147
Reinsurance	232	364	166	31	82	793	368
Total	$393	$450	$196	$58	$137	$1,097	$515
Impact on combined ratio:
Insurance	8.3%	4.9%	2.0%	1.9%	3.8%	4.6%	2.7%
Reinsurance	12.2%	19.3%	9.4%	1.8%	5.1%	11.0%	6.3%
Total	9.5%	11.3%	5.5%	1.7%	4.1%	7.3%	4.1%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2024		2024		2024		2024		2023
Investable assets:
Fixed maturities available for sale, at fair value	$27,035	65.3%	$28,434	66.5%	$25,202	66.7%	$23,628	65.7%	$23,553	68.1%
Fixed maturities—fair value option (1)	854	2.1%	1,097	2.6%	973	2.6%	930	2.6%	683	2.0%
Total fixed maturities	27,889	67.4%	29,531	69.1%	26,175	69.2%	24,558	68.3%	24,236	70.1%

Equity securities, at fair value	1,675	4.0%	1,623	3.8%	1,397	3.7%	1,720	4.8%	1,186	3.4%
Equity securities—fair value option (1)	7	0.0%	7	0.0%	7	0.0%	7	0.0%	7	0.0%
Total equity securities	1,682	4.1%	1,630	3.8%	1,404	3.7%	1,727	4.8%	1,193	3.4%

Other investments—fair value option (1)	2,135	5.2%	2,096	4.9%	2,189	5.8%	1,914	5.3%	1,777	5.1%

Investments accounted for using the equity method (2)	5,980	14.4%	5,244	12.3%	4,983	13.2%	4,842	13.5%	4,566	13.2%

Short-term investments available for sale, at fair value	2,784	6.7%	3,341	7.8%	2,297	6.1%	2,142	6.0%	2,063	6.0%
Short-term investments—fair value option (1)	70	0.2%	61	0.1%	37	0.1%	35	0.1%	21	0.1%
Total short-term investments	2,854	6.9%	3,402	8.0%	2,334	6.2%	2,177	6.1%	2,084	6.0%

Cash	979	2.4%	1,025	2.4%	1,020	2.7%	993	2.8%	917	2.7%

Securities transactions entered into but not settled at the balance sheet date	(131)	(0.3)%	(177)	(0.4)%	(294)	(0.8)%	(267)	(0.7)%	(184)	(0.5)%
Total investable assets held by the Company	$41,388	100.0%	$42,751	100.0%	$37,811	100.0%	$35,944	100.0%	$34,589	100.0%

Average effective duration of fixed maturities (in years) (3)	3.31		3.14		3.32		3.23		3.51
Average S&P/Moody’s credit ratings (4)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)     During the 2024 fourth quarter, the Company changed its presentation from a total portfolio duration to a duration on fixed maturities and short-term investments.
(4)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Composition of net investment income:
Fixed maturities	$340	$340	$306	$280	$272	$1,266	$917
Short-term investments	42	38	35	29	20	144	68
Equity securities (dividends)	13	9	10	8	7	40	22
Other (1)	33	35	35	33	33	136	93
Gross investment income	428	422	386	350	332	1,586	1,100
Investment expenses	(23)	(23)	(22)	(23)	(19)	(91)	(77)
Net investment income	$405	$399	$364	$327	$313	$1,495	$1,023
Per share	$1.06	$1.04	$0.95	$0.86	$0.82	$3.92	$2.70

Equity in net income (loss) of investment funds accounted for using the equity method	143	171	167	99	102	580	278
Per share	$0.37	$0.45	$0.44	$0.26	$0.27	$1.52	$0.73

Investment income yield, at amortized cost (2):
Pre-tax	4.32%	4.40%	4.39%	4.14%	4.11%	4.25%	3.53%
After-tax	3.83%	3.88%	3.87%	3.61%	3.59%	3.74%	3.06%

Total return on investments (3)	(1.05)%	3.97%	1.33%	0.80%	4.76%	5.08%	7.57%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At December 31, 2024
Corporates	$13,319	$110	$(346)	$(236)	$(12)	$13,567	98.2%	47.8%
U.S. government and government agencies	6,724	8	(149)	(141)	—	6,865	97.9%	24.1%
Asset-backed securities	2,900	19	(32)	(13)	(8)	2,921	99.3%	10.4%
Non-U.S. government securities	2,546	30	(107)	(77)	(1)	2,624	97.0%	9.1%
Commercial mortgage-backed securities	1,058	6	(11)	(5)	(1)	1,064	99.4%	3.8%
Residential mortgage-backed securities	1,079	6	(31)	(25)	—	1,104	97.7%	3.9%
Municipal bonds	263	—	(16)	(16)	—	279	94.3%	0.9%
Total	$27,889	$179	$(692)	$(513)	$(22)	$28,424	98.1%	100.0%

At December 31, 2023
Corporates	$11,517	$157	$(464)	$(307)	$(20)	$11,844	97.2%	47.5%
U.S. government and government agencies	5,827	63	(86)	(23)	—	5,850	99.6%	24.0%
Asset-backed securities	2,252	11	(55)	(44)	(5)	2,301	97.9%	9.3%
Non-U.S. government securities	2,068	33	(100)	(67)	(1)	2,136	96.8%	8.5%
Commercial mortgage-backed securities	1,213	3	(34)	(31)	(2)	1,246	97.4%	5.0%
Residential mortgage-backed securities	1,103	7	(66)	(59)	—	1,162	94.9%	4.6%
Municipal bonds	256	1	(20)	(19)	—	275	93.1%	1.1%
Total	$24,236	$275	$(825)	$(550)	$(28)	$24,814	97.7%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2024		2024		2024		2024		2023
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$7,498	26.9%	$6,725	22.8%	$6,041	23.1%	$5,106	20.8%	$6,493	26.8%
AAA	4,330	15.5%	4,876	16.5%	4,599	17.6%	4,495	18.3%	4,305	17.8%
AA	2,285	8.2%	2,552	8.6%	2,507	9.6%	2,405	9.8%	2,165	8.9%
A	5,138	18.4%	5,664	19.2%	4,854	18.5%	4,912	20.0%	4,629	19.1%
BBB	6,467	23.2%	7,361	24.9%	6,144	23.5%	5,672	23.1%	5,058	20.9%
BB	978	3.5%	1,097	3.7%	979	3.7%	920	3.7%	698	2.9%
B	458	1.6%	534	1.8%	521	2.0%	484	2.0%	389	1.6%
Lower than B	28	0.1%	37	0.1%	29	0.1%	30	0.1%	15	0.1%
Not rated	707	2.5%	685	2.3%	501	1.9%	534	2.2%	484	2.0%
Total fixed maturities, at fair value	$27,889	100.0%	$29,531	100.0%	$26,175	100.0%	$24,558	100.0%	$24,236	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$486	1.7%	$506	1.7%	$672	2.6%	$580	2.4%	$516	2.1%
Due after one year through five years	15,880	56.9%	16,255	55.0%	14,036	53.6%	13,582	55.3%	13,279	54.8%
Due after five years through ten years	5,993	21.5%	6,760	22.9%	5,852	22.4%	4,816	19.6%	5,420	22.4%
Due after 10 years	493	1.8%	562	1.9%	469	1.8%	440	1.8%	453	1.9%
	22,852	81.9%	24,083	81.6%	21,029	80.3%	19,418	79.1%	19,668	81.2%
Residential mortgage-backed securities	1,079	3.9%	1,313	4.4%	1,186	4.5%	1,179	4.8%	1,103	4.6%
Commercial mortgage-backed securities	1,058	3.8%	1,146	3.9%	1,160	4.4%	1,197	4.9%	1,213	5.0%
Asset-backed securities	2,900	10.4%	2,989	10.1%	2,800	10.7%	2,764	11.3%	2,252	9.3%
Total fixed maturities, at fair value	$27,889	100.0%	$29,531	100.0%	$26,175	100.0%	$24,558	100.0%	$24,236	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	2024		2024		2024		2024		2023
Sector:
Industrials	$6,673	50.1%	$8,145	54.0%	$6,886	53.0%	$6,691	53.1%	$5,525	48.0%
Financials	5,207	39.1%	5,208	34.5%	4,573	35.2%	4,477	35.5%	4,523	39.3%
Utilities	951	7.1%	1,237	8.2%	1,135	8.7%	1,065	8.4%	1,039	9.0%
All other (1)	488	3.7%	491	3.3%	401	3.1%	375	3.0%	430	3.7%
Total	$13,319	100.0%	$15,081	100.0%	$12,995	100.0%	$12,608	100.0%	$11,517	100.0%

Credit quality distribution (2):
AAA	$196	1.5%	$241	1.6%	$213	1.6%	$229	1.8%	$295	2.6%
AA	918	6.9%	1,002	6.6%	1,061	8.2%	1,067	8.5%	1,038	9.0%
A	4,248	31.9%	4,771	31.6%	4,092	31.5%	4,217	33.4%	4,043	35.1%
BBB	6,119	45.9%	7,022	46.6%	5,819	44.8%	5,362	42.5%	4,744	41.2%
BB	900	6.8%	1,019	6.8%	909	7.0%	856	6.8%	634	5.5%
B	454	3.4%	529	3.5%	516	4.0%	481	3.8%	389	3.4%
Lower than B	28	0.2%	37	0.2%	29	0.2%	30	0.2%	15	0.1%
Not rated	456	3.4%	460	3.1%	356	2.7%	366	2.9%	359	3.1%
Total	$13,319	100.0%	$15,081	100.0%	$12,995	100.0%	$12,608	100.0%	$11,517	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2024:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
JPMorgan Chase & Co.	$418	3.1%	1.0%	A/A1
Morgan Stanley	357	2.7%	0.9%	A-/A1
Bank of America Corporation	299	2.2%	0.7%	A-/A1
The Goldman Sachs Group, Inc.	244	1.8%	0.6%	A-/A2
Blue Owl Capital Inc.	242	1.8%	0.6%	BBB-/Baa3
Citigroup Inc.	236	1.8%	0.6%	BBB+/A3
Blackstone Inc.	188	1.4%	0.5%	BBB-/Baa2
Hyundai Motor Company	186	1.4%	0.4%	A-/A3
Ford Motor Company	166	1.2%	0.4%	BBB-/Ba1
Canada	156	1.2%	0.4%	AA-/Aa2
Total	$2,492	18.7%	6.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At December 31, 2024
Residential mortgage-backed securities	$769	$309	$—	$1	$—	$—	$1,079
Commercial mortgage-backed securities	7	556	193	63	147	92	1,058
Asset-backed securities	—	1,432	336	715	184	233	2,900
Total	$776	$2,297	$529	$779	$331	$325	$5,037

At December 31, 2023
Residential mortgage-backed securities	$658	$416	$29	$—	$—	$—	$1,103
Commercial mortgage-backed securities	7	757	198	45	126	80	1,213
Asset-backed securities	—	1,302	231	440	170	109	2,252
Total	$665	$2,475	$458	$485	$296	$189	$4,568

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.
In the 2023 fourth quarter, the Company established a net deferred tax benefit of $1.18 billion consistent with the transition provisions specified in the Bermuda Corporate Income Tax Act of 2023. Due to the non-recurring nature of this one-time item, the Company believes that excluding this item from after-tax operating income or loss available to common shareholders provides the user with a better evaluation of the Company’s ongoing business performance.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Net income available to Arch common shareholders	$925	$978	$1,259	$1,110	$2,324	$4,272	$4,403
Net realized (gains) losses (1)	161	(169)	(122)	(67)	(189)	(197)	165
Equity in net (income) loss of investment funds accounted for using the equity method	(143)	(171)	(167)	(99)	(102)	(580)	(278)
Net foreign exchange (gains) losses	(106)	63	(1)	(31)	60	(75)	62
Transaction costs and other	26	30	18	7	4	81	6
Income tax expense (benefit) (2)	3	31	(6)	13	(1,152)	41	(1,157)
After-tax operating income available to Arch common shareholders	$866	$762	$981	$933	$945	$3,542	$3,201

Diluted per common share results:
Net income available to Arch common shareholders	$2.42	$2.56	$3.30	$2.92	$6.12	$11.19	$11.62
Net realized (gains) losses (1)	0.41	(0.44)	(0.32)	(0.18)	(0.50)	(0.52)	0.44
Equity in net (income) loss of investment funds accounted for using the equity method	(0.37)	(0.45)	(0.44)	(0.26)	(0.27)	(1.52)	(0.73)
Net foreign exchange (gains) losses	(0.28)	0.16	0.00	(0.08)	0.16	(0.20)	0.16
Transaction costs and other	0.07	0.08	0.05	0.02	0.01	0.22	0.01
Income tax expense (benefit) (2)	0.01	0.08	(0.02)	0.03	(3.03)	0.11	(3.05)
After-tax operating income available to Arch common shareholders	$2.26	$1.99	$2.57	$2.45	$2.49	$9.28	$8.45

Weighted average common shares and common share equivalents outstanding - diluted	382.8	382.3	381.6	380.5	379.8	381.8	378.8

Beginning common shareholders’ equity	$21,444	$19,835	$18,525	$17,523	$14,409	$17,523	$12,080
Ending common shareholders’ equity	19,990	21,444	19,835	18,525	17,523	19,990	17,523
Average common shareholders’ equity	$20,717	$20,640	$19,180	$18,024	$15,966	$18,757	$14,802

Annualized net income return on average common equity	17.9%	19.0%	26.3%	24.6%	58.2%	22.8%	29.7%
Annualized operating return on average common equity	16.7%	14.8%	20.5%	20.7%	23.7%	18.9%	21.6%

(1)    Net realized gains or losses include realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction. The 2023 fourth quarter results were impacted by the establishment of a net deferred tax asset of $1.18 billion, or $3.10 per share, related to the enactment of Bermuda’s new corporate income tax.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024	2023
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$937	$1,050	$1,321	$1,166	$1,188	$4,474	$3,385
Net realized (gains) losses	161	(169)	(122)	(67)	(189)	(197)	165
Equity in net (income) loss of investment funds accounted for using the equity method	(143)	(171)	(167)	(99)	(102)	(580)	(278)
Net foreign exchange (gains) losses	(106)	63	—	(31)	60	(74)	62
Transaction costs and other	26	30	18	7	4	81	6
Income (loss) from operating affiliates	64	36	45	55	69	200	184
Pre-tax operating income available to Arch (b)	939	839	1,095	1,031	1,030	3,904	3,524
Income tax (expense) benefit (a)	(63)	(67)	(104)	(88)	(75)	(322)	(283)
After-tax operating income available to Arch	876	772	991	943	955	3,582	3,241
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(40)	(40)
After-tax operating income available to Arch common shareholders	$866	$762	$981	$933	$945	$3,542	$3,201

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	6.7%	8.0%	9.5%	8.5%	7.3%	8.2%	8.0%

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Debt:
Arch senior notes, due May 1, 2034 ($300 principal, 7.35%)	$300	$300	$300	$300	$300
Arch-U.S. senior notes, due Nov. 1, 2043 ($500 principal, 5.144%) (1)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2026 ($500 principal, 4.011%) (2)	500	500	500	500	500
Arch Finance senior notes, due December 15, 2046 ($450 principal, 5.031%) (2)	450	450	450	450	450
Arch senior notes, due June 30, 2050 ($1,000 principal, 3.635%)	1,000	1,000	1,000	1,000	1,000
Deferred debt costs on senior notes	(22)	(23)	(23)	(23)	(24)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$2,728	$2,727	$2,727	$2,727	$2,726

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	19,990	21,444	19,835	18,525	17,523
Total shareholders’ equity available to Arch	$20,820	$22,274	$20,665	$19,355	$18,353

Total capital available to Arch	$23,548	$25,001	$23,392	$22,082	$21,079

Common shares outstanding, net of treasury shares (b)	376.4	376.2	376.0	375.3	373.3

Book value per common share (3) (a)/(b)	$53.11	$57.00	$52.75	$49.36	$46.94

Leverage ratios:
Senior notes/total capital available to Arch	11.6%	10.9%	11.7%	12.3%	12.9%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	11.6%	10.9%	11.7%	12.3%	12.9%
Preferred/total capital available to Arch	3.5%	3.3%	3.5%	3.8%	3.9%
Debt and preferred/total capital available to Arch	15.1%	14.2%	15.2%	16.1%	16.9%

(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2024	2024	2024	2024	2023	2024
Effect of share repurchases:
Aggregate cost of shares repurchased	$23.5	$—	$—	$—	$—	$5,895.4
Shares repurchased	0.3	—	—	—	—	433.8
Average price per share repurchased	$89.65	$—	$—	$—	$—	$13.59

Remaining share repurchase authorization (1)						$976.5
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions.

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